Knight-Swift acquires LTL Carrier Midwest Motor Express (MME).

2 Disclosure This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally may be identified by words such as “anticipates,” “believes,” “estimates,” “plans,” “projects,” “expects,” “hopes,” “intends,” “will,” “could,” “may,” and terms and phrases of similar substance. In this presentation, forward-looking statements cover matters such as the future operations and financial performance of RAC MME Holdings, LLC “MME” and Knight-Swift Transportation Holdings Inc. “Knight-Swift”. Forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements. Accordingly, actual results may differ from those set forth in the forward- looking statements. Readers should review and consider the factors that may affect future results and other disclosures by Knight-Swift in its press releases, stockholder reports, Annual Report on Form 10-K, and other filings with the Securities and Exchange Commission. Knight-Swift disclaims any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.

3 Non-GAAP Financial Data This presentation includes the use of adjusted earnings per share and adjusted EBITDA which are not presented in accordance with GAAP. These financial measures supplement our GAAP results in evaluating certain aspects of our business. We believe that using these measures improves comparability in analyzing our performance because they remove the impact of items from our operating results that, in our opinion, do not reflect our core operating performance. Management and the board of directors focus on these measures as key measures of our performance. We believe our presentation of these non-GAAP financial measures is useful because it provides investors and securities analysts the same information that we use internally for purposes of assessing our core operating performance. These measures are not substitutes for their comparable GAAP financial measures, such as earnings per share, net income, or other measures prescribed by GAAP. There are limitations to using non-GAAP financial measures. Although we believe that they improve comparability in analyzing our period-to-period performance, they could limit comparability to other companies in our industry if those companies define these measures differently. Because of these limitations, our non-GAAP financial measures should not be considered measures of income generated by our business or discretionary cash available to us to invest in the growth of our business. Management compensates for these limitations by primarily relying on GAAP results and using non-GAAP financial measures on a supplemental basis.

4 About MME • Founded in 1918 • Headquartered in Bismarck, North Dakota • #26 on Transport Topics list of 2021 Top LTL carriers • Operations include less-than-truckload, truckload and other services • Over 30 Service Centers, with a terminal door count of approximately 800 • Approximately 800 employees Full Year 2021 Forecast (without synergies) Revenue: $137 million Adj EBITDA(1): $27 million Operating Income: $16 million (1) Adjusted EBITDA is a non-GAAP measure and is defined as net income (loss) before interest, income taxes, depreciation, amortization further adjusted for other non-cash items. We cannot estimate on a forward-looking basis, the impact of certain income and expense items on Adjusted EBITDA, because these items, which could be significant, may be infrequent, are difficult to predict, and may be highly variable. As a result, we do not provide a reconciliation to our estimate of Adjusted EBITDA.

5 • $150 million cashPURCHASE PRICE • Immediately accretive • Expect $0.06 Adjusted EPS (1) accretion in 2022 EPS ACCRETION • Technology, economies of scale, customer introductions, and operating practices to be shared across companies SYNERGIES • Expect revenue growth in low double digits while achieving mid-80%’s Operating Ratio within the next 3 years GROWTH & OR • Current leadership continues • CEO and CFO with 30+ years at MME MANAGEMENT Structure of the Deal (1) Adjusted EPS is a non-GAAP measure. Our calculation of Adjusted EPS starts with GAAP diluted earnings per share and adds back the after-tax impact of intangible asset amortization, non-cash impairments, and certain other unusual non-cash items, as applicable. We cannot estimate on a forward- looking basis, the impact of certain income and expense items on Adjusted EPS, because these items, which could be significant, may be infrequent, are difficult to predict, and may be highly variable. As a result, we do not provide a reconciliation to our estimate of Adjusted EPS.

6 KNX Changing Revenue Diversity • LTL proforma revenue excluding fuel surcharge expected to be over $800 million in 2021 • MME and ACT combined would have ranked #13 on 2021 Transport Topics list of LTL companies • Non-Truckload revenue as a percent of total expected revenue excluding fuel surcharge has increased from 20% in 2019 to 38% in 2021 (1) 2021 LTL YTD Revenue includes full year proforma results of MME and ACT (2) Intermodal and Logistics revenue excludes intersegment transactions

7 Compelling Strategic and Financial Rationale • KNX committed to creating a nationwide LTL footprint • MME’s Greater Northwest and Upper Midwest network fits nicely with ACT’s current footprint in the Southeast and Midwest • Significant productivity to be gained by sharing systems, tools, and processes • Expect sales synergies from connecting regions and expanding customer base • MME’s LTL and truckload business expected to benefit from KNX synergies and best practices